UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)November 30, 2001

                        I.A. EUROPE, INC.
     (Exact name of registrant as specified in its charter)


     Delaware                               52-2327637
 ---------------                         -------------------
State of Incorporation                   IRS Employer ID No.

14 Wall Street - 20th Floor
New York, New York                             10005
-------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number     (212) 618-1801

Item 2.  Acquisition or Disposition of Assets


ACQUISITION OF KLEVER & CO., srl
--------------------------------

On November 30, 2001, the Company, acquired a sixty (60%) percent interest in Klever & Co., srl, a company incorporated under the laws of Italy, having its registered office at Via S. Pio X, 50
S. Vendemiano, Treviso, Italy.

In consideration for acquiring the sixty (60%) percent ownership interest in Klever & Co., I.A. Europe paid to the shareholders of Klever & Co., an amount of Fifty Thousand ($50,000.00) US Dollars and along with 50,000 newly issued shares of I.A. Europe, $.001 par value voting common stock.

Klever & Co., is engaged in conducting advertising and new media operations in Italy. Its advertising operations include marketing design and advertising consulting, public relations, media planning and organizing of events. Its new media operations include web design, web hosting, web consulting and providing e-commerce solutions. Klever's operates a web site located at www.klever.it.

Prior to the acquisition, Klever & Co., was a strategic partner of I.A. Europe, which has worked closely with I.A. Europe in developing I.A. Europe's business and web based consulting and advertising platforms. I.A. Europe's management believes that the acquisition of Klever will form a stronger bond and working relationship between the two companies which shall allow both companies to further development in the same areas and compliment each other's skills. Klever shall operate as a majority owned subsidiary of I.A. Europe.


ACQUISITION OF HOLDING NAFTA srl
--------------------------------

On November 30, 2001, the Company, acquired a sixty (60%) percent interest in Holding Nafta srl, a company incorporated under the laws of Italy, having its registered office at via Gramsei 4, Susegana, Italy.

In consideration for acquiring the sixty (60%) percent ownership interest in Holding Nafta srl, I.A. Europe paid to the shareholders of Holding Nafta srl, an amount of Fifty Thousand ($50,000.00) US Dollars and along with 1,250,000 newly issued shares of I.A. Europe, $.001 par value voting common stock.

Holding Nafta produces sailing sportswear, sailing boat gears and accessories such as watches, sunglasses and footwear and primarily operates and targets consumers in Italy. Holding Nafta maintains approximately 500 stores which market and sell sunglasses to consumers throughout Italy and approximately 260 stores which market and sell sport watches to consumers throughout Italy as well. The company licenses the right for production and marketing of its goods to Croma srl, an Italian company, which sells these goods through store outlets and provides royalty payments to Holding Nafta. At the current time, Holding Nafta is seeking to further develop and market its line sportswear which are currently sold in 2 stores in Italy, one in Poltu Quatu, Sardinia and the other in Rome.

Holding Nafta also maintains various web sites from which it markets its brands of sportswear, sunglasses and watches:

     * www.nafta.it
     * www.naftasportwear.it
     * www.naftasunglasses.it
     * www.naftawatch.it
     * www.naftastore.it

Holding Nafta also has registered various trademark names in Italy to utilize in marketing and distributing its brand of items. Those names include:

     * NAFTA ECOLOGICA
     * NAFTA WATCH
     * NAFTA DANDY
     * RAFFINERIA NAFTA
     * NAFTA SHOES
     * NAFTA GLASSES
     * NAFTA ICE
     * NAFTA PERFUME
     * NAFTA SPORTWEAR

Prior to I.A. Europe acquiring a 60% interest in Holding Nafta, the two companies had maintained a strategic partnership whereunder I.A. Europe provided advice and consulting to Holding
Nafta related to the development of its web based design, e-commerce platform and marketing.

I.A. Europe's management believes that the acquisition of a majority interest in Holding Nafta will allow it to further develop its business into other areas beyond web based consulting and design. Holding Nafta shall operate as a majority owned subsidiary of I.A. Europe.

Item 7.   Financial Statements and Exhibits

                          I.A. EUROPE AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                              Historical Amounts
                                ------------------------------------------------
                                                                      HOLDING
                                 I.A. EUROPE, INC.  KLEVER & CO SRL  NAFTA SRL

                                 From Inception on    Year Ended    Year Ended
                                  October 20, 2000   September 30, September 30,
                                  to June 30, 2001       2001          2001
                                 -----------------  -------------- ------------
Revenues                                             $   397,197    $  133,590

Cost of Sales                                            227,980        89,125
                                 -----------------  -------------- ------------
Gross Operating Margin                                   169,217        44,465
                                 -----------------  -------------- ------------

Operating expenses:
 Organization and marketing
   expenses                         $  633,325
 Selling, general and
   administrative                       56,825           150,572       138,196
 Recapitalization expenses              38,538
 Depreciation                           11,660            15,156        35,111
                                 -----------------  -------------- ------------
   Total operating expenses            740,348           165,728       173,307
                                 -----------------  -------------- ------------
Operating income (loss)               (740,348)            3,489      (128,842)
                                 -----------------  -------------- ------------
Interest and amortization of debt
   Issue costs                        ( 45,095)          (21,352)       (3,627)
                                 -----------------  -------------- ------------
Interest income                          3,033                           4,315
                                 -----------------  -------------- ------------
Interest and other income (expense)   ( 42,062)          (21,352)          688
                                 -----------------  -------------- ------------
(Loss) before income taxes and
   extraordinary item                 (782,410)          (17,863)     (128,154)

Income tax provision                                       6,206        (1,281)
                                 -----------------  -------------- ------------
(Loss) before extraordinary item      (782,410)          (24,069)     (126,873)

Extraordinary item                    (133,929)
                                 -----------------  -------------- ------------
NET LOSS                          $   (916,339)       $  (24,069)    $(126,873)
                                 =================  ============== ============



                                                      Pro forma      Adjusted
                                                     Adjustments    Pro Forma
                                                    -------------- ------------
Revenues                                             $   (68,640)   $ 462,147

Cost of Sales                                            (39,399)     277,706
                                                    -------------- ------------
Gross Operating Margin                                   (29,241)     184,441
                                                    -------------- ------------

Operating expenses:
 Organization and marketing
   expenses                                                           633,325
 Selling, general and
   administrative                                                     345,593
 Recapitalization expenses                                             38,538
 Depreciation                                                          61,927
                                                    -------------- ------------
   Total operating expenses                                    -    1,079,383
                                                    -------------- ------------
Operating income (loss)                                  (29,241)    (894,942)
                                                    -------------- ------------
Interest and amortization of debt
   Issue costs                                                        (70,074)
                                                    -------------- ------------
Interest income                                                         7,348
                                                    -------------- ------------
Interest and other income (expense)                            -      (62,726)
                                                    -------------- ------------
(Loss) before income taxes and
   extraordinary item                                    (29,241)    (957,668)

Income tax provision                                                    4,925
                                                    -------------- ------------
(Loss) before extraordinary item                         (29,241)    (962,593)

Extraordinary item                                                   (133,929)
                                                    -------------- ------------
NET LOSS                                              $  (29,241) $(1,096,522)
                                                    ============== ============

* represents elimination of intercompany sales

                          I.A. EUROPE AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                              Historical Amounts
                                ------------------------------------------------
                                                                      HOLDING
                                 I.A. EUROPE, INC.  KLEVER & CO SRL  NAFTA SRL
                                       AND
                                   SUBSIDARIES
                                 -----------------  -------------- ------------
Current Assets:
 Unrestricted cash                $      18,615      $    126,716   $ 1,303,681
 Accounts receivable                                       60,834       195,481
 Inventory                                                              196,646
 Loans receivable from strategic
   Partners                              69,032
 Accrued interest receivable              5,226
 Advances to employee                    24,093
 Due from member                                           71,937
 Taxes refundable                                                        23,489
 Other current assets                                       6,597        31,766
                                 -----------------  -------------- ------------
  Total current assets                  116,966           265,544     1,751,063

 Due from member                                                         82,428
 Depreciable assets                      56,311            70,757        12,561
 Trademarks                                                             231,137
 Goodwill
 Security deposits                        7,947
                                 -----------------  -------------- ------------
  TOTAL                           $     181,224         $ 336,301    $2,077,189
                                 -----------------  -------------- ------------
Current Liabilities:
 Bank overdrafts                                        $  37,203
 Current portion of long term debt                          6,152
 Accounts payable and accrued expenses   37,533            24,211       188,512
 Taxes payable                                             29,439         8,662
 Accrued expenses and other current
   liabilities                                            287,466        41,402
 Advances from stockholders              31,772
 Liability for Value Added Tax                                           11,744
 Loan Payable                                                         1,671,588
                                 -----------------  -------------- ------------
   Total current liabilities             69,305           384,471     1,921,908

Long term debt                                              7,384
Reserve for employee termination
 indemnities                                                3,957           390
                                 -----------------  -------------- ------------
   Total liabilities                     69,305           395,812     1,922,298
                                 -----------------  -------------- ------------
Minority interest

   STOCKHOLDERS' EQUITY

Members' equity                                           (59,511)      154,891
Common stock                             16,510
Additional paid in capital            1,231,540
Accumulated deficit                  (1,136,131)
                                 -----------------  -------------- ------------
   Total stockholders' equity           111,919           (59,511)      154,891
                                 -----------------  -------------- ------------
   TOTAL                             $ 181,224         $  336,301   $ 2,077,189
                                 ================= =============== ============


                                                       Pro Forma      Adjusted
                                                      Adjustments    Pro Forma
                                                    -------------- ------------
Current Assets:
 Unrestricted cash                                                  $ 1,448,472
 Accounts receivable                                      (38,638)      217,677
 Inventory                                                              196,646
 Loans receivable from strategic
   Partners                                               (69,032)           -
 Accrued interest receivable                                              5,226
 Advances to employee                                                    24,093
 Due from member                                                         71,937
 Taxes refundable                                                        23,489
 Other current assets                                                    38,363
                                                    -------------- ------------
  Total current assets                                  ( 107,670)    2,025,093

 Due from member                                                         82,428
 Depreciable assets                                                     139,629
 Trademarks                                                             231,137
 Goodwill                                                 574,087       574,087
 Security deposits                                                        7,947
                                                    -------------- ------------
  TOTAL                                                 $ 466,417    $3,061,131
                                                    ============== ============
Current Liabilities:
 Bank overdrafts                                        $            $   37,203
 Current portion of long term debt                                        6,152
 Accounts payable and accrued expenses                    (38,638)      211,618
 Taxes payable                                                           38,101
 Accrued expenses and other current
   liabilities                                             42,283       371,151
 Advances from stockholders                                              31,772
 Liability for Value Added Tax                                           11,744
 Loan Payable                                                         1,671,588
                                                    -------------- ------------
   Total current liabilities                                3,645     2,379,329

Long term debt                                                            7,384
Reserve for employee termination
 indemnities                                                              4,347
                                                    -------------- ------------
   Total liabilities                                        3,645     2,391,060
                                                    -------------- ------------
Minority interest                                          38,152        38,152

   STOCKHOLDERS' EQUITY

Members' equity                                           (95,380)           -
Common stock                                                1,300        17,810
Additional paid in capital                                518,700     1,750,240
Accumulated deficit                                                  (1,136,131)
                                                    -------------- ------------
   Total stockholders' equity                             424,620       631,919
                                                    -------------- ------------
   TOTAL                                               $ 466,417   $ 3,061,131
                                                    ============== ============

                          I.A. EUROPE AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                              Historical Amounts
                                ------------------------------------------------
                                  For the Three Months Ended September 30, 2001
                                ------------------------------------------------
                                                                      HOLDING
                                 I.A. EUROPE, INC.  KLEVER & CO SRL  NAFTA SRL
                                 -----------------  -------------- ------------
Revenues                                             $   144,327    $   50,486

Cost of Sales                                             63,789        26,294
                                                    -------------- ------------
Gross Operating Margin                                    80,538        24,192
                                                    -------------- ------------
Operating expenses:
 Organization and marketing
   expenses                         $ 128,664
 Selling, general and
   administrative                      72,294             44,298        77,146
 Depreciation                           5,997              2,636         9,743
                                 -----------------  -------------- ------------
   Total operating expenses           206,955             46,934        86,889
                                 -----------------  -------------- ------------
Operating income (loss)              (206,955)            33,604      ( 62,697)
                                 -----------------  -------------- ------------
Interest and amortization of debt
   Issue costs                                           ( 9,231)       (3,627)
Interest income                         2,193                            6,009
                                 -----------------  -------------- ------------
Interest and other income (expense)     2,193            ( 9,231)        2,382
                                 -----------------  -------------- ------------
(Loss) before income taxes and
   extraordinary item                (204,762)            24,373      ( 60,315)

Income tax provision                                       6,206
                                 -----------------  -------------- ------------
NET LOSS                          $  (204,762)       $    18,167     $( 60,315)
                                 =================  ============== ============



                                                                     Adjusted
                                                                    Pro Forma
                                                                   ------------
Revenues                                                            $ 194,813

Cost of Sales                                                          90,083
                                                                   ------------
Gross Operating Margin                                                104,730
                                                                   ------------
Operating expenses:
 Organization and marketing
   expenses                                                           128,664
 Selling, general and
   administrative                                                     193,738
 Depreciation                                                          18,376
                                                                   ------------
   Total operating expenses                                           340,778
                                                                   ------------
Operating income (loss)                                              (236,048)
                                                                   ------------
Interest and amortization of debt
   Issue costs                                                        (12,858)
                                                                   ------------
Interest income                                                         8,202
                                                                   ------------
Interest and other income (expense)                                   ( 4,656)
                                                                   ------------
(Loss) before income taxes and
   extraordinary item                                                (240,704)

Income tax provision                                                    6,206
                                                                   ------------
NET LOSS                                                           $ (246,910)
                                                                   ============

* represents elimination of intercompany sales

I.A. EUROPE INC. AND SUBSIDIARIES

NOTES TO PRO FORMA FINANCIAL STATEMENTS


Effective November 30, 2001, the Company acquired 60% ownership interests in Holding Nafta S.R.L. and Klever & Co. S.R.L. for an aggregate consideration of 1,300,000 shares of common stock (valued at $.40 each) and assignment of $111,315 of previous cash advances to these companies to the sellers of the ownership interests. The attached pro forma financial statements combine the historical financial information of the Company as at September 30, 2001 and for the year and three month periods ended June 30, 2001 and September 30, 2001, respectively, with those of the acquired companies. However, for purposes of this presentation, the full-year historical results of operations of the acquired companies have been presented based on a year ended September 30, 2001.

     The pro forma adjustments to the historical balance sheet are comprised of the following:

     1. The recognition of the excess of the aggregate purchase price over the proportionate share of the net assets of the acquired companies as "goodwill."

     2. The reduction of advances receivable from strategic partners at September 30, 2001 representing the assignment of the receivables, with the balance reflected as an accrued expense at September 30, 2001.

     3. An increase in stockholders' equity representing the fair value of the stock issued.

     4. Recording a minority interest, representing the 40% interests in the acquired companies retained by the selling members, and

     5. The elimination of certain intercompany receivables and payables.

     For purposes of this presentation, the calculations of goodwill and minority interests are based on the financial statements of the acquired companies as at September 30, 2001. The amounts to be reflected in the historical financial statements of the Company will be based on the acquired companies' financial statements as at November 30, 2001 and will be subject to a final allocation of the purchase price. No representation is made that the pro forma presentation necessarily presents the results of operations which will be achieved subsequent to November 30, 2001.

Independent Auditors' Report

To the Members
Klever & Co. S.R.L.

     We have audited the accompanying balance sheet of KLEVER & CO. S.R.L. as of December 31, 2000 and the related statements of operations and changes in members' capital and cash flows for the period from June 22, 1999 (inception) to December 31, 1999 and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Klever & Co. S.R.L as of December 31, 2000, and its results of operations and cash flows for the periods referred to the above, in conformity with generally accepted accounting principles in the United States of America.

Cornick, Garber & Sandler, LLP
CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
November 16, 2001

                     KLEVER & CO. S.R.L.
                       BALANCE SHEETS
                         (IN U.S. $)

                                                    (Unaudited)
                                          As at       As at
                                      December 31,  September 30,
                                          2000         2001
                                     ----------------------------
ASSETS

Current assets:
     Cash                                $34,152       $126,176
     Accounts receivable - trade          51,329         60,834
     Due from members                     73,449         71,937
     Inventories                           2,531
     Other current assets                  5,562          6,597

          Total current assets           167,023        265,544

Fixed assets,
  net of accumulated depreciation         22,075         70,757

Other assets                                 584

          T O T A L                     $189,682       $336,301

     LIABILITIES AND MEMBERS' CAPITAL

Current liabilities:
     Bank overdraft                    $  46,211      $  37,203
     Current portion of long-term debt     8,431          6,152
     Trade accounts payable               62,224         24,211
     Taxes payable                        47,861         29,439
     Accrued expenses and
       other current liabilities          27,423         79,313
     Loan payable                                       208,153

          Total current liabilities      192,150        384,471

Long-term debt                            12,433          7,384
Reserve for employee
   termination indemnities                 2,303          3,957

          Total liabilities              206,886        395,812

Members' capital                         (17,204)       (59,511)

          T O T A L                     $189,682       $336,301


The notes to financial statements are made a part hereof.

                            KLEVER & CO. S.R.L.

          STATEMENTS OF OPERATIONS AND CHANGES IN MEMBERS' CAPITAL
                                 (IN U.S. $)

                                                             (Unaudited)
                           June 22, 1999    Year Ended    Nine Months Ended
                           to December 31, December 31,     September 30,
                               1999            2000      2000           2001
                          -----------------------------------------------------
Revenues                       $125,325      $428,929     $284,602    $252,870

Cost of sales                    47,674       288,348      224,559     164,191

Gross operating margin           77,651       140,581       60,043      88,679

Operating expenses:
  Depreciation                    1,776         3,230          594      12,520
  Selling, general
     and administrative          70,916       142,110       97,812     106,273
                              ----------    ----------   ----------  ----------
 Total operating expenses        72,692       145,340       98,406     118,793

Operating income (loss)           4,959        (4,759)     (38,363)    (30,114)

Interest expense                 (3,945)      (17,112)      (7,881)    (12,121)

Income (loss) before income tax   1,014       (21,871)     (46,244)    (42,235)

Income tax provision              2,613         6,206
                              ----------    ----------   ----------  ----------
NET LOSS                         (1,599)      (28,077)     (46,244)    (42,235)

Members' capital - beginning of
     period --                                  8,871        8,871     (17,204)

Capital contributions            10,379                                    658

Foreign currency translation gain
   (loss)                            91         2,002         (579)       (730)
                              ----------    ----------   ----------  ----------
MEMBERS' CAPITAL - END OF
     PERIOD                   $   8,871     $ (17,204)   $ (37,952)  $ (59,511)
                              ==========    ==========   ========== ===========

The notes to financial statements are made a part hereof.

                             KLEVER & CO. S.R.L.
                          STATEMENTS OF CASH FLOWS
                                 (IN U.S. $)

                                                             (Unaudited)
                           June 22, 1999    Year Ended    Nine Months Ended
                           to December 31, December 31,     September 30,
                               1999            2000      2000           2001
                          -----------------------------------------------------

INCREASE (DECREASE) IN CASH
 Net loss                    $   (1,599)    $ (28,077)   $(46,244)   $ (42,235)
 Adjustment to reconcile
 results of operations to
 net cash used in operating
 activities:
     Depreciation                 1,776         3,230         536       12,520
     Reserve for employee
        terminations                905         1,454                    1,734
     Changes in assets and
        liabilities:
     Accounts receivable        (61,487)        6,322      18,682      (11,278)
     Inventories                 (5,672)        2,787       5,301        2,444
     Other assets                (4,602)        2,879      (4,630)        (664)
     Accounts payable            39,448        25,236      30,893      (35,874)
     Accrued expenses            11,616        16,533      (1,598)      52,234
     Taxes payable                6,549        41,721                  (16,775)
                              ----------    ----------   ----------  ----------
     Net cash provided by
     (used for) operating
     activities                 (13,066)       72,085       2,940      (37,894)

Cash flows from investing
activities:
     Acquisition of intangible
        assets                   (2,361)       (1,411)     (1,407)      (4,101)
     Acquisition of fixed assets,
        net of disposals         (1,202)      (22,185)       (558)     (55,276)
     Acquisition of marketable
        securities                             (4,710)
     Loans to member           (110,983)                                (1,021)
     Repayment of loans from
        members                                30,610
                              ----------    ----------   ----------  ----------
     Net cash provided by
     (used for)investing
     activities                (114,546)        2,304      (1,965)     (60,398)

Cash flows from financing
activities:
     Proceeds of loan payable                                          208,153
     Proceeds (repayment) of
        long-term debt                         20,864       8,517       (6,610)
     Increase (decrease) in
        bank overdraft          117,469       (63,930)                  (7,415)
     Capital contributions
        from members             10,379                                    658
                              ----------    ----------   ----------  ----------
     Net cash provided by
     (used for)financing
     activities                 127,848       (43,066)      8,517      194,786

Effect of foreign exchange
rate changes on cash                (10)        2,603           -       (4,470)
                              ----------    ----------   ----------  ----------
NET INCREASE IN CASH                226        33,926       9,492       92,024

Cash balance - beginning of
 period                                           226         211       34,152
                              ----------    ----------   ----------  ----------
CASH BALANCE - END OF PERIOD  $     226     $  34,152   $   9,703     $126,176
                              ==========    ==========   ==========  ==========
Amounts paid for interest     $   3,945     $  17,112   $   7,881     $ 12,121
                              ==========    ==========   ==========  ==========

The notes to financial statements are made a part hereof.

                     KLEVER & CO. S.R.L.

                NOTES TO FINANCIAL STATEMENTS

  (INFORMATION AS AT SEPTEMBER 30, 2001 AND FOR THE NINE MONTHS
        ENDED SEPTEMBER 30, 2001 AND 2000 IS UNAUDITED)

NOTE 1 -  Organization

     The Company was organized in Italy on June 22, 1999 as Diaport, S.R.L. and, effective September 2000, changed its name to Klever & Co. S.R.L. The Company is engaged in the "development of the image of its customers" through the use of graphic arts, advertising strategy and the creation of web sites. The Company also organizes sports meetings and other events and produces and purchases promotional materials, including guidebooks, t-shirts and other handmade objects for direct sale. The Company is organized as an S.R.L. in Italy, which has ownership characteristics similar to those of a limited liability company in the United States.


NOTE 2 -  Summary of Significant Accounting Policies

     Revenue Recognition

     The Company recognizes revenue from the sales of its guidebooks, t-shirts and other handmade objects when title passes to its customers. Revenues with respect to the services rendered by the Company for advertising campaigns, development of graphic arts and web sites is recognized in the period those services are performed.

     Inventory

     Inventories are stated at the lower of cost (specific identification method) or market value.

     Advertising and Marketing Costs

     Advertising and marketing costs are charged to operations as incurred. Advertising and marketing costs were $1,654, $159,712, $159,712 and $21,205 for the period ended December 31, 1999, the year ended December 31, 2000 and the nine months ended September 30, 2000 and 2001, respectively.

     Depreciation

     The cost of fixed assets is depreciated over their estimated useful life of 5 years on the straight-line method.

     Translation of Financial Statements and Comprehensive Income

     The assets and liabilities of the Company are translated into United States dollars at the rates of exchange at each balance sheet date. Operating accounts are translated at average rates of exchange during each period. Gains and losses on translation are reflected as a separate component (accumulated other comprehensive income) of members' capital on the balance sheets.

     Total comprehensive income (loss) representing the sum of net earnings or (loss) and other comprehensive income (loss) is as follows:

               June 22, 1999
                    to       Year Ended    Nine Months Ended
                December 31, December 31,    September 30,
                   1999         2000      2000           2001
              --------------------------------------------------
Net loss         $(1,599)     $(28,077)  $(46,244)     $(42,235)
Other
comprehensive
income (loss)         91         2,002       (579)         (730)
              --------------------------------------------------
Total
comprehensive
(loss)           $(1,508)     $(26,075)  $(46,823)     $(42,965)



     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, operating results and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 -  Due from Members

     The amounts loaned to members are due on demand without interest and have no specific due date.

NOTE 4 -  Inventory

     Inventory consists of finished goods, primarily guidebooks.


NOTE 5 -  Depreciable Assets

     Depreciable assets are comprised of:

                                                   December 31,   September 30,
                                   2000           2001

          Computer equipment       $21,170        $ 36,270
          Furniture and equipment                   33,686
          Other                      5,310          14,293
                                 ----------     -----------
                                    26,480          84,249

          Less accumulated
          depreciation              (4,405)        (13,491)
                                 ----------     -----------
          Balance                  $22,075        $ 70,758


NOTE 6 -  Income Taxes

     The provision for income taxes is comprised of local income taxes pursuant to which a portion of the Company's operating expenses is not deductible. For Italian national income tax purposes, the Company has net operating loss carry forwards for 1999, 2000 and September 30, 2001, which can be carried forward for five years. The Company has recorded a reserve equal to the deferred tax benefit applicable to these loss carry forwards.


NOTE 7 -  Long-Term Debt

     Long-term debt consists of a capitalized lease for computer equipment expiring in December 2003, which bears interest at approximately 7%. The lease payments for each of the three years approximates $6,200.


NOTE 8 -  Revenues and Customer Concentration

     The Company's revenues to date have been derived approximately 90% from graphic arts and media services and 10% from the sale of "Magnar Ben" guides. For the year ended December 31, 2000, approximately 60% of revenues were from Holding Nafta S.R.L., which has certain members in common with the Company.

NOTE 9 -  Lease Commitments

     The Company occupies common office space with Holding Nafta
S.R.L. There is no formal lease agreement between the Company and Holding Nafta S.R.L. The current annual lease payment is approximately $21,000.

     Rent expense was as follows:

          June 22, 1999
                to         Year Ended       Nine Months Ended
           December 31,   December 31,        September 30,
               1999           2000           2000       2001
        --------------------------------------------------------
             $12,380       $12,535          $10,746    $8,163

Independent Auditors' Report


To the Members
Holding Nafta S.R.L.



     We have audited the accompanying balance sheet of HOLDING NAFTA S.R.L. as of December 31, 2000 and the related statements of operations and changes in members' capital and cash flows for the period from March 2, 1999 (inception) to December 31, 1999 and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holding Nafta S.R.L. as of December 31, 2000 and its results of operations and cash flows for the periods referred to above, in conformity with generally accepted accounting principles in the United States of America.


Cornick, Garber & Sandler, LLP
CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
November 16, 2001

                     HOLDING NAFTA S.R.L.

                        BALANCE SHEETS
                         (IN U.S. $)

                                                 (Unaudited)
                                        As at       As at
ASSETS                              December 31, September 30,
                                        2000         2001
                                   -----------------------------
Current assets:
 Cash                                   $    95      $1,303,681
 Accounts receivable - trade             23,583         195,481
 Inventories                              8,956         196,646
 Taxes refundable                        33,550          23,489
 Due from member                         44,764
 Other current assets                       647          31,766
                                       ---------      ----------
 Total current assets                   111,595       1,751,063

Due from member                          82,428          82,428
Fixed assets (at cost,
   less accumulated depreciation)        13,270          12,561
Trademarks (at cost,
   less accumulated amortization)       244,942         231,137
                                       ---------      ----------
  T O T A L                            $452,235     $ 2,077,189

  LIABILITIES AND MEMBERS' CAPITAL

Current liabilities:
  Bank overdraft                       $ 13,094
  Trade accounts payable                 51,779     $   188,512
  Taxes payable                           1,306          41,402
  Accrued expenses and other
     current liabilities                 25,637           8,662
  Due to potential investors          1,671,588
  Liability for value added tax          48,655          11,744
  Due to member                          45,724
                                       ---------      ----------
  Total current liabilities             186,195       1,921,908

Reserve for employee termination
  indemnities                                               390
                                       ---------      ----------
  Total liabilities                     186,195       1,922,298
Commitments and contingencies

Members' capital                        266,040         154,891
                                       ---------      ----------
  T O T A L                            $452,235      $2,077,189
                                       =========      ==========

The notes to financial statements are made a part hereof.

                            HOLDING NAFTA S.R.L.

                  STATEMENTS OF OPERATIONS AND CHANGES IN
                              MEMBERS' CAPITAL
                                  (IN U.S. $)

                                                                 (Unaudited)
                                    March 2, 1999     Year       Nine Months
                                         to          Ended          Ended
                                     December 31,  December 31,  September 30,
                                        1999          2000      2000      2001
                                   ---------------------------------------------
Revenues                               $  39,340    $260,667  $238,664 $111,588

Cost of sales                             24,221     175,650   147,200   60,676

Gross operating margin                    15,119      85,017    91,464   50,912

Operating expenses:
  Depreciation and amortization           34,941      31,603    46,543   50,051
  Selling, general and administrative      7,987      72,394    75,254  141,055
                                   ---------------------------------------------
  Total operating expenses                42,928     103,997   121,797  191,106
                                   ---------------------------------------------
Operating (loss)                         (27,809)   (18,980)   (30,333)(140,194)

Interest and other income (expense):
  Interest (expense)                        (194)    (3,155)    (2,511)  (3,627)
  Interest income                                                         4,959
                                   ---------------------------------------------
  Total interest income (expense)           (194)    (3,155)    (2,511)   1,332

Loss before income tax                   (28,003)   (22,135)   (32,844)(138,862)
                                   ---------------------------------------------
Income tax                                           (1,281)
                                   ---------------------------------------------
NET LOSS                                 (28,003)   (23,416)   (32,844)(138,862)

Members' capital - beginning of period              176,869     176,869  266,040
Capital contributions                    203,258    124,071      72,752   13,841
Foreign currency translation gain (loss)   1,614    (11,484)    (11,503)  13,872
                                   ---------------------------------------------
MEMBERS' CAPITAL - END OF PERIOD        $176,869   $266,040    $205,274 $154,891
                                   =============================================

The notes to financial statements are made a part hereof.

                            HOLDING NAFTA S.R.L.

                         STATEMENTS OF CASH FLOWS
                              MEMBERS' CAPITAL
                                  (IN U.S. $)

                                                                 (Unaudited)
                                    March 2, 1999     Year       Nine Months
                                         to          Ended          Ended
                                     December 31,  December 31,  September 30,
                                        1999          2000      2000      2001
                                   ---------------------------------------------
INCREASE (DECREASE) IN CASH

Cash flows from operating activities
   Net (loss)                         $ (28,003)  $(23,416) $(32,844)$(138,862)
   Adjustments to reconcile results
   of operations to net cash used
   in operating activities:
      Depreciation                                              1,270      769
      Amortization                       32,928     30,600     45,774   50,051
   Changes in assets and liabilities:
      Accounts receivable               (66,876)    39,121   (167,281)(172,711)
      Inventories                       (30,442)    19,587     28,452 (187,999)
      Taxes refundable                  (33,549)   (24,257)     8,903
      Other assets                         (104)      (550)            (31,141)
      Accounts payable                  247,590   (180,365)  (16,854)  138,519
      Accrued expenses                       21     25,617    18,485    16,648
      Taxes payable                                  1,306               7,401
      Liability for value added tax                 48,655    48,501   (35,233)
      Reserve for employee terminations                                    390
                                   ---------------------------------------------
     Net cash provided by (used for)
     operating activities               155,114    (71,724)  (99,255) (344,034)

Cash flows from investing activities:
   Acquisition of intangible assets    (326,802)                       (18,425)
   Acquisition of fixed assets,
    net of disposals                               (14,540)  (15,810)      252
   Loans to member                                (127,192)
   Repayments from member                                               44,764
                                   ---------------------------------------------
   Net cash provided by (used for)
   investing activities                 (326,802)  (141,732)  (15,810)   26,591

Cash flows from financing activities:
   Proceeds of loans from members                    45,724    21,197
   Proceeds from potential investors                                  1,671,588
   Repayment of loans from members                                      (44,147)
   Proceeds of capital contributions     203,258    124,071    72,752    13,841
   Increase (decrease) in bank
     overdraft                                22     13,073             (12,642)
                                   ---------------------------------------------
   Net cash provided by financing
   activities                            203,280    182,868    93,949 1,628,640

Effect of foreign exchange rate changes
   on cash                                 1,614     (2,523)   (2,794)   (7,611)
                                   ---------------------------------------------
NET INCREASE (DECREASE) IN CASH           33,206    (33,111)  (23,910)1,303,586

Cash balance - beginning of period                   33,206    33,206        95
                                   ---------------------------------------------
CASH BALANCE - END OF PERIOD            $ 33,206  $      95 $   9,296$1,303,681
                                   =============================================
Supplemental disclosure of cash paid
  for interest                          $    194  $   3,155 $   2,511 $   3,626


The notes to financial statements are made a part hereof.

                     HOLDING NAFTA S.R.L.

                 NOTES TO FINANCIAL STATEMENTS

  (INFORMATION AS AT SEPTEMBER 30, 2001 AND FOR THE NINE MONTH
    PERIODS ENDED SEPTEMBER 30, 2000 AND 2001 IS UNAUDITED)



NOTE 1 -  Organization

     The Company was organized in Italy on March 2, 1999. The Company is engaged in the manufacture, licensing, wholesale and retail sale of sportswear, eyewear, watches and related accessories to the sailing and skiing enthusiast. The Company owns and licenses trademarks for its use in the advertising and sale of its products in Italy and other foreign countries. Its principal trademark is "NAFTA," which is owned by the Company. The Company organizes sporting and public events to promote its products utilizing the NAFTA trademark and also engages well known sports personalities. The Company's products are sold through approximately 500 sales outlets. The Company is organized as an S.R.L. in Italy, which has ownership characteristics similar to a limited liability company in the United States.


NOTE 2 -  Summary of Significant Accounting Policies

     Revenue Recognition

     The Company's wholesale revenues are recognized when merchandise is shipped to its customers. Retail revenues are recognized at point of sale. Revenue from the licensing of trademarks is recognized when it is earned based on sales reports submitted by the licensee.

     Inventory

     Inventories are stated at the lower of cost (specific identification method) or market value method.

     Advertising and Marketing Costs

     Advertising and marketing costs are charged to operations as incurred. Advertising and marketing costs were $0, $6,277, $15,089 and $42,171 for the period ended December 31, 1999, for the year ended December 31, 2000 and the nine months ended
September 30, 2000 and 2001, respectively.

     Depreciation and Amortization

     The cost of sailboat accessories, sails and equipment is depreciated over their estimated useful lives of 5 to 11 years on the straight-line method. The "Nafta" trademarks are being amortized over 10 years.


     Translation of Financial Statements

     The assets and liabilities of the Company are translated into United States dollars at the rates of exchange at the balance sheet date. Operating accounts are translated at average rates of exchange during each period. Gains and losses on translation are reflected as a separate component (accumulated other comprehensive income) of members' capital on the balance sheet. Total comprehensive income (loss) represents the sum of net earnings or (loss) and other comprehensive income (loss) is as follows:

                    March 2, 1999
                         to        Year Ended  Nine Months Ended
                    December 31,   December 31,   September 30,
                        1999          2000     2000         2001
                    ---------------------------------------------
Net loss            $(28,003)      $(23,416) $(32,844) $(138,862)
Other comprehensive
  income (loss)        1,614        (11,484)  (11,503)    13,872

Total comprehensive
  (loss)            $(26,389)      $(34,900) $(44,347) $(124,990)


     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, operating results and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 -  Due from Member

     The amount is non-interest bearing and has no specific due date.

NOTE 4 -  Inventory

     Inventory consists of finished goods, primarily watches and t-shirts.



NOTE 5 -  Depreciable Assets

     Depreciable assets are comprised of:

                                                  December 31,   September 30,
                                 2000             2001

Store furniture and equipment                    $17,357
                              Sailboat accessories            $  5,296
                                   Sales                              7,688
Equipment                          1,555
                               ----------     ----------
       Total                      14,539          17,357

Less accumulated depreciation     (1,269)        (4,796)

       Net                       $13,270        $12,561


NOTE 6 -  Trademarks

                              December 31,   September 30,
                                 2000             2001

"Nafta" trademarks               $306,757       $314,365
Less accumulated amortization     (61,815)       (84,260)
                                ----------     ----------
                                 $244,942       $230,105


NOTE 7 -  Due to Potential Investors

     During the nine month period ended September 30, 2001, the Company received funds in connection with a then pending financing and capital transaction which was sub-sequently cancelled. The $954,738 related to the pending capital transaction was returned by the Company by November 30, 2001.


NOTE 8 -  Liability for Value Added Tax

     The liability represents the estimated payment due for late charges and penalties and the value added tax payable in connection with the purchase of the "Nafta" trademarks in 1999.
The actual tax payable, estimated at $24,000, will be recoverable from future operations of the Company.



NOTE 9 -  Revenue Information

     Revenues are comprised of the following:


                    March 2, 1999
                         to       Year Ended  Nine Months Ended
                     December 31, December 31,   September 30,
                        1999          2000     2000         2001
                    ---------------------------------------------
     Advertising          --  %         61%       79%       -- %
     Retail sales        100            31        18        96
     Royalties                           8         3         4

                         100%          100%      100%      100%


NOTE 10 - Income Taxes

     The provision for income taxes is comprised of local income taxes pursuant to which a portion of the Company's operating expenses is not deductible. For Italian national income tax purposes, the Company has net operating loss carry forwards for 1999, 2000 and September 30, 2001, which can be carried forward for five years. The Company has recorded a reserve equal to the deferred tax benefit applicable to the loss carry forwards.


NOTE 11 - Related Parties

     Due to Members

     The loan representing the initial financing by members in connection with the start-up of the Company was non-interest bearing and was repaid by September 30, 2001.

     Lease

     The Company occupies office space with an affiliated company, Klever & Co. S.R.L., which has certain members in common with the Company. There is no formal lease agreement between the Company and Klever & Co. S.R.L. The current annual lease payment is approximately $7,300.


     Revenue and Customer Concentration

     In 2000, 70% of revenues were derived from advertising provided to Klever & Co. S.R.L. on a sailing vessel leased by the Company on an month-to-month basis. The rental cost incurred by the Company was approximately $24,000 for the year ended
December 31, 2000 and for the nine months ended September 30, 2000. There was no comparable advertising revenues during the year ended December 31, 1999 or the nine months ended September 30, 2001. In the nine months ended September 31, 2001, 80% of revenues were derived from 4 customers.







SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 14, 2002
I.A. EUROPE, INC.
(Registrant)

/s/ Victor Minca
Chairman